SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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SERENA SOFTWARE, INC.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 27, 2003

2:00 p.m.

To the Stockholders of SERENA Software, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SERENA Software, Inc., a Delaware corporation (“SERENA”), will be held on Friday, June 27, 2003, at 2:00 p.m., local time, at SERENA’s principal executive offices at 2755 Campus Drive, 3rd Floor, San Mateo, California 94403 for the following purposes:

1.	To elect directors to serve until the next Annual Meeting of Stockholders or until their successors are elected;

2.	To ratify the appointment of KPMG LLP as independent auditors for SERENA for the fiscal year ending January 31, 2004; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on May 16, 2003, are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

By order of the Board of Directors

SERENA SOFTWARE, INC.

Vita A. Strimaitis

Secretary

San Mateo, California

May 23, 2003

YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

SERENA SOFTWARE, INC.

PROXY STATEMENT FOR THE

2003 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of SERENA Software, Inc., a Delaware corporation (“SERENA”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 27, 2003, at 2:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at SERENA’s principal executive offices at 2755 Campus Drive, 3rd Floor, San Mateo, California 94403. The telephone number at that location is (650) 522-6600. When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the ratification of the appointment of KPMG LLP as independent auditors as set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended January 31, 2003, including financial statements, were first mailed on or about May 23, 2003, to all stockholders entitled to vote at the Annual Meeting.

Record Date and Shares Outstanding

Stockholders of record at the close of business on May 16, 2003 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, SERENA had issued and outstanding and entitled to vote 40,266,960 shares of common stock, $.001 par value.

Revocability of Proxies

Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of SERENA at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of SERENA at or before the taking of the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to SERENA Software, Inc. at 2755 Campus Drive, 3rd Floor, San Mateo, California 94403, Attention: Secretary, or hand-delivered to the Secretary of SERENA at or before the taking of the vote at the Annual Meeting.

Voting

Each share of common stock outstanding on the Record Date is entitled to one vote. Stockholders’ votes will be tabulated by persons appointed by the board of directors to act as inspectors of election for the Annual Meeting. The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Abstentions and broker non-votes are considered stockholders who are present and entitled to vote and they count toward the quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner (despite voting on at least one other proposal for which the nominee does have discretionary authority or for which it has received instructions). Brokers holding shares of record for customers generally are not entitled to vote on certain “non-routine” matters unless they receive voting instructions from their customers.

Solicitation of Proxies

The expense of soliciting proxies in the enclosed form will be borne by SERENA. In addition, SERENA may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of SERENA’s directors, officers, and employees, personally or by telephone, telegram, facsimile, or other means of communication. No additional compensation will be paid for such services.

Deadline for Receipt of Stockholder Proposals for Year 2004 Annual Meeting

Stockholders are entitled to present proposals and nominations to the board of directors for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of SERENA intended to be presented for consideration at SERENA’s year 2004 Annual Meeting of Stockholders currently intended to be held in late June 2004 must be received by SERENA no later than January 23, 2004, in order that they may be included in the proxy statement and form of proxy related to that meeting. To be in proper form, the stockholder’s notice to the secretary must set forth, among other things described in SERENA’s by-laws, (i) the name and address of the stockholder requesting the proposal, (ii) a representation that the stockholder is a stockholder of record of SERENA entitled to vote at the meeting and, if applicable, whether that stockholder intends to appear in person or by proxy at the meeting, (iii) a description of all arrangements or understandings between the stockholder and any nominee and any other person pursuant to which a nomination is to be made by the stockholder, (iv) such other information regarding each nominee or matter of business to be proposed by the stockholder that would be required to be included in a proxy statement to be filed with the Securities and Exchange Commission, and (v) if applicable, the consent of each nominee to serve as a director of SERENA, if so elected.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

We currently have seven (7) directors. At the Annual Meeting, a board of seven (7) directors will be elected, each to hold office until his or her successor is elected and qualified, or until his or her death, resignation, or removal. Each of the nominees is currently a director of SERENA. Shares represented by the accompanying proxy will be voted for the election of the seven nominees (recommended by the board of directors) who are named in the following table, unless the proxy is marked in such a manner as to withhold authority to so vote. SERENA has no reason to believe that the nominees for election will not be available to serve their prescribed terms. If any nominee for any reason is unable to serve or will not serve, however, the proxy may be voted for such substitute nominee as the persons appointed in the proxy may in their discretion determine.

The following table sets forth certain information concerning the nominees, which information is based on data furnished to SERENA by the nominees:

Name	Age	Position(s) with SERENA	Director Since
Douglas D. Troxel	58	Chief Technology Officer, Chairman of the Board and Director	1980
Mark E. Woodward	44	President, Chief Executive Officer and Director	2000
Robert I. Pender, Jr.	45	Vice President, Finance and Administration, Chief Financial Officer and Director	2000
Jerry T. Ungerman (1)(2)(3)	58	Director	1998
J. Hallam Dawson (1)(2)(3)	66	Director	2001
Gregory J. Owens (1)(2)	42	Director	2002
David G. DeWalt	39	Director	2003

(1)	Member of Compensation Committee.
(2)	Member of Audit Committee.
(3)	Member of Nominating Committee.

There is no family relationship among any of the directors and executives of SERENA.

Douglas D. Troxel is the founder of SERENA and has served on SERENA’s Board of Directors since April 1980. He has also served as SERENA’s Chief Technology Officer since April 1997. From June 1980 to April 1997, Mr. Troxel served as the President and Chief Executive Officer of SERENA. Mr. Troxel holds a B.S. in mathematics from Iowa State University.

Mark E. Woodward has served as a member of SERENA’s board of directors since June 2000, as President, Chief Executive Officer since May 2000, as Vice President, Worldwide Operations from February 2000 through April 2000 and as Vice President, Sales from November 1998 to February 2000. From August 1997 until November 1998, Mr. Woodward was Senior Vice President, Sales for Live Picture, Inc., a developer of Internet imaging technology. From August 1995 until August 1997, Mr. Woodward was Vice President, Sales for McAfee Associates, a network management firm. From March 1989 until August 1995, Mr. Woodward was Vice President, Sales for Legent, Inc., a developer of software change management products.

Robert I. Pender, Jr. has served as a member of SERENA’s board of directors since June 2000 and as Vice President, Finance and Administration, Chief Financial Officer since December 1997. From December 1996 until August 1997, Mr. Pender was Vice President, Finance of Mosaix, Inc., a customer interaction software company. From April 1993 until December 1996, Mr. Pender served in a variety of positions, most recently as Chief Financial Officer, with ViewStar Corporation, a client/server workflow software company that was acquired by

Mosaix, Inc. in December 1996. Mr. Pender holds a B.A. in accounting from Baylor University and a M.S. in financial planning and tax from Golden Gate University.

Jerry T. Ungerman has served as a member of SERENA’s board of directors since December 1998. Mr. Ungerman is President of Check Point Software Technologies Ltd., a developer of computer network security access software. From July 1971 to October 1998, Mr. Ungerman was the Executive Vice President of Operations of Hitachi Data Systems Corp., a provider of computer networking and data storage solutions for computing environments. Mr. Ungerman holds a B.S.B. in business from the University of Minnesota.

J. Hallam Dawson has served as a member of SERENA’s Board of Directors since December 2001. Mr. Dawson is and has served as Chairman of IDI Associates, a private Latin American investment bank, since September 1986. Previously, Mr. Dawson served as Executive Vice President and then President of Crocker National Bank and in various commercial lending and international banking positions at the First National Bank of Chicago. Mr. Dawson is also a Director of Autodesk, Inc., a design software and digital content company, and Chinatrust Bank (USA). Mr. Dawson holds a B.A. in economics from Vanderbilt University and an M.B.A. from Harvard University.

Gregory J. Owens has served as a member of SERENA’s Board of Directors since March 2002. Mr. Owens currently serves as Chairman, President and Chief Executive Officer of Manugistics Group, Inc., a global provider of solutions for supply chain management. From 1993 to 1999, Mr. Owens served as Managing Partner for Logistics and Planning, as well as Managing Partner of Global Supply Chain Management, at Andersen Consulting (Accenture). Mr. Owens holds a B.S. in industrial management from the Georgia Institute of Technology.

David G. DeWalt has served as a member of SERENA’s Board of Directors since April 2003. Mr. DeWalt currently serves as President and Chief Executive Officer of Documentum, Inc., an enterprise content management solutions provider. From August 1997 to December 1998, Mr. DeWalt was Founding Principal and Vice President of Eventus Software, Inc., a Web content software company. Following Eventus’ 1998 acquisition by Segue Software, Inc., an eBusiness software company, Mr. DeWalt served as Vice President of North American Sales for Segue. From July 1995 to July 1997, Mr. DeWalt was Vice President of Sales and Marketing at Quest Software, Inc., a provider of performance management solutions. Mr. DeWalt also held various sales management positions at Oracle Corporation. Mr. DeWalt holds a computer science and electrical engineering degree from the University of Delaware and conducted graduate work in Finance at the University of California, Berkeley.

Vote Required and Board of Directors’ Recommendation

Directors will be elected by a plurality of the votes of the shares present and entitled to vote at the Annual Meeting and entitled to vote on the election of directors. The seven nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors. The board of directors has unanimously approved the foregoing slate of nominees and recommends that stockholders vote FOR the election of the nominees listed above.

BOARD AND COMMITTEE MEETINGS

SERENA’s board of directors held eight (8) meetings during the fiscal year ended January 31, 2003. Two incumbent directors, specifically Mr. Ungerman and Mr. Owens, during fiscal 2003 attended fewer than seventy-five percent (75%) but all directors attended fifty percent (50%) of the aggregate of (i) the total number of meetings of the board of directors held during the period for which such person was a director and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the period such person served) of the meetings of the board of directors held during fiscal 2003. The board of directors has standing Audit, Compensation and Nominating Committees.

The Audit Committee, comprised of directors Jerry T. Ungerman, J. Hallam Dawson and Gregory J. Owens, each of whom has been determined to be independent as defined by §4200(a)(14) of the National Association of Securities Dealers NASDAQ Marketplace Rules, was formed in January 1999 in connection with SERENA’s initial public offering of its common stock. The Audit Committee met four (4) times in fiscal 2003. The purposes of the Audit Committee are to review with SERENA’s management and independent auditors such matters as internal accounting controls and procedures, the plan and results of the annual audit, and suggestions of the auditors for improvements in accounting procedures; to nominate independent auditors; and to provide such additional information as the committee may deem necessary to make the board of directors aware of significant financial matters which require the board’s attention, as well as perform such other functions as may be required by the stock market upon which our company stock is listed. Gregory J. Owens was appointed to the Audit Committee on August 14, 2002.

The Compensation Committee, comprised of directors Jerry T. Ungerman, J. Hallam Dawson and Gregory J. Owens, each of whom has been determined to be independent as defined by §4200(a)(14) of the National Association of Securities Dealers NASDAQ Marketplace Rules, was formed in January 1999 in connection with SERENA’s initial public offering of its common stock. The Compensation Committee met three (3) times in fiscal 2003. The purposes of the Compensation Committee are to review and approve the compensation to be paid or provided to SERENA’s executive officers, the aggregate compensation of all employees of SERENA, the terms of compensation plans and to administer SERENA’s Amended and Restated 1997 Stock Option and Incentive Plan. Gregory J. Owens was appointed to the Compensation Committee on August 14, 2002.

The Nominating Committee, comprised of directors Jerry T. Ungerman and J. Hallam Dawson, each of whom has been determined to be independent as defined by §4200(a)(14) of the National Association of Securities Dealers NASDAQ Marketplace Rules, was formed in May 2001 in connection with the Company’s desire to find qualified and appropriate candidates to serve as executive officers or on SERENA’s board of directors. The Nominating Committee met one (1) time in fiscal 2003. The purposes of the Nominating Committee are to select and recommend to the board of directors appropriate candidates for executive officers or to serve on its board of directors; oversee the Company’s executive succession and management development plans; review and make recommendations to the Board as to the Board size, director qualifications and tenure policies; and evaluate the overall performance of the directors. J. Hallam Dawson was appointed to the Nominating Committee on August 14, 2002.

COMPENSATION OF THE BOARD OF DIRECTORS

Director Compensation

SERENA reimburses each member of our board of directors for out-of-pocket expenses incurred in connection with attending board meetings. Beginning in February 2003, each member will receive an annual cash retainer of $12,000 and an additional $1,000 for each meeting attended. Each Chairperson of standing committees earns $1,000 for each committee meeting chaired.

SERENA’s Amended and Restated 1999 Director Option Plan provides that options will be granted to non-employee directors pursuant to an automatic nondiscretionary grant mechanism. Each new non-employee director is automatically granted an option to purchase 37,500 shares of common stock at the time he or she is first elected to the board of directors. Each eligible non-employee director will subsequently be granted an option to purchase 15,000 shares of common stock at the beginning of each fiscal year. Each such option will be granted at the fair market value of the common stock on the date of grant. Options granted to eligible non-employee directors under the Amended and Restated 1999 Director Option Plan prior to fiscal 2003 will become exercisable over four years, with one quarter of the shares subject to the option vesting after one year and the remaining shares vesting ratably in monthly installments thereafter. Beginning in fiscal 2003, options granted to eligible non-employee directors under the Amended and Restated 1999 Director Option Plan, excluding those grants issued at the time he or she is first elected to the board of directors, will become exercisable over one year, with all the shares subject to the option vesting after one year.

On February 16, 2000, Mr. Ungerman was granted 7,500 options under the Amended and Restated 1999 Director Option Plan and an additional 7,500 options under the 1997 Amended and Restated Stock Option and Incentive Plan. These grants were made at fair market value of $19.33 per share with one quarter of these shares vesting upon the first anniversary of the respective grant and 1/36 of the remaining shares vesting monthly thereafter. On February 14, 2001, Mr. Ungerman was granted 5,000 options at fair market value of $23.13 per share under the Amended and Restated 1999 Director Option Plan. This grant also vests over four years with one quarter of the shares vesting upon the first anniversary of the grant and 1/36 of the remaining shares vesting monthly thereafter. In order to be consistent with the Amended and Restated 1999 Director Option Plan which called for annual grants of 7,500 options prior to fiscal 2003, on May 16, 2001, Mr. Ungerman was granted an additional 2,500 options at fair market value of $21.15 per share under the Amended and Restated 1999 Director Option Plan. This grant also vests over four years with one quarter of the shares vesting retroactively upon the first anniversary of the February 14, 2001 grants and 1/36 of the remaining shares vesting monthly thereafter. On March 1, 2002, Mr. Ungerman was granted 15,000 options under the Amended 1999 Director Option Plan at fair market value of $16.08 per share. These shares vest in their entirety upon the first anniversary of the respective grant. On February 1, 2003, Mr. Ungerman, Mr. Dawson and Mr. Owens were each granted 15,000 options under the Amended and Restated 1999 Director Option Plan. These grants were made at fair market value of $14.85 per share and vest in their entirety upon the first anniversary of the respective grant.

On December 7, 2001 in connection with Mr. Dawson’s election to SERENA’s board of directors, Mr. Dawson was granted 37,500 options under the Amended and Restated 1999 Director Option Plan. The grant was made at fair market value of $25.87 per share with one quarter of the shares vesting upon the first anniversary of the respective grant and 1/36 of the remaining shares vesting monthly thereafter.

On March 25, 2002 in connection with Mr. Owens’ election to SERENA’s board of directors, Mr. Owens was granted 37,500 options under the Amended and Restated 1999 Director Option Plan. The grant was made at fair market value of $19.35 per share with one quarter of the shares vesting upon the first anniversary of the respective grant and 1/36 of the remaining shares vesting monthly thereafter.

On April 14, 2003 in connection with Mr. DeWalt’s election to SERENA’s board of directors, Mr. DeWalt was granted 37,500 options under the Amended and Restated 1999 Director Option Plan. The grant was made at fair market value of $14.69 per share with one quarter of the shares vesting upon the first anniversary of the respective grant and 1/36 of the remaining shares vesting monthly thereafter.

INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for the directors and officers of SERENA and administering various incentive compensation and benefit plans. The Compensation Committee consists of Jerry T. Ungerman, J. Hallam Dawson and Gregory J. Owens. Mark E. Woodward, President, Chief Executive Officer and a director of SERENA, participated in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants of SERENA, except that he was excluded from discussions regarding his own salary and incentive compensation. No interlocking relationship exists between any member of SERENA’s Compensation Committee and any member of any other company’s board of directors or compensation committee.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The board of directors has selected KPMG LLP, independent auditors, to audit the financial statements of SERENA for the current fiscal year ending January 31, 2004. SERENA expects that representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of Company stock present or represented and voting at the Annual Meeting will be required to approve this proposal. An abstention or nonvote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal. The board of directors has unanimously approved this proposal and recommends that stockholders vote FOR the ratification of the selection of KPMG LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of SERENA’s common stock as of March 31, 2003 by (i) each person or entity who is known by SERENA to own beneficially 5% or more of SERENA’s outstanding common stock; (ii) each director of SERENA; (iii) SERENA’s Chief Executive Officer and each of SERENA’s four most highly compensated executive officers who were serving as executive officers of SERENA as of January 31, 2003 (the “Named Executive Officers”); and (iv) all directors and executive officers of SERENA as a group.

	Shares Beneficially Owned
Name and Address	Number	Percent
Douglas D. Troxel (1)	16,899,427	40.0%
Mark E. Woodward (2)	613,565	1.5%
Robert I. Pender, Jr. (3)	290,054	*
L. Evan Ellis, Jr. (4)	156,666	*
Kevin C. Parker (5)	119,814	*
Jerry T. Ungerman (6)	68,904	*
J. Hallam Dawson (7)	14,281	*
Gregory J. Owens (8)	10,937	*
Michael Lindner (9)	7,083	*
All directors and executive officers as a group (12 persons)	18,390,376	43.5%

*	Less than 1%.
(1)	Includes 15,392,125 shares of common stock held by Mr. Troxel as trustee of the Troxel Living Trust and 1,507,302 shares of common stock held by Mr. Troxel as a general partner for Troxel Investments, L.P. Mr. Troxel is SERENA’s founder, Chief Technology Officer and Chairman of SERENA’s board of directors.
(2)	Includes 150,000 shares of common stock subject to restricted stock purchase agreements, of which no shares are subject to SERENA’s repurchase option as of March 31, 2003 should Mr. Woodward’s employment with SERENA terminate. Includes 453,747 shares subject to stock options held by Mr. Woodward that are exercisable within 60 days of March 31, 2003. Mr. Woodward is a director and SERENA’s President and Chief Executive Officer.
(3)	Includes 67,500 shares of common stock subject to restricted stock purchase agreements, of which no shares are subject to SERENA’s repurchase option as of March 31, 2003 should Mr. Pender’s employment with SERENA terminate. Includes 219,356 shares subject to stock options held by Mr. Pender that are exercisable within 60 days of March 31, 2003. Mr. Pender is a director and SERENA’s Vice President, Finance and Administration, and Chief Financial Officer.
(4)	Includes 156,666 shares subject to stock options held by Mr. Ellis that are exercisable within 60 days of March 31, 2003. Mr. Ellis is SERENA’s Senior Vice President of Worldwide Operations.
(5)	Includes 52,500 shares of common stock subject to restricted stock purchase agreements, of which no shares are subject to SERENA’s repurchase option as of March 31, 2003 should Mr. Parker’s employment with SERENA terminate. Includes 66,249 shares subject to stock options held by Mr. Parker that are exercisable within 60 days of March 31, 2003. Mr. Parker is SERENA’s Vice President, Research and Development.
(6)	Mr. Ungerman is a member of SERENA’s board of directors
(7)	Mr. Dawson is a member of SERENA’s board of directors.
(8)	Mr. Owens is a member of SERENA’s board of directors.
(9)	Includes 7,083 shares subject to stock options held by Mr. Lindner that are exercisable within 60 days of March 31, 2003. Mr. Lindner is SERENA’s Vice President of European Operations.

All share and option numbers in this Proxy Statement have been adjusted to reflect the three-for-two stock split paid to our shareholders in the form of a stock dividend in March 2000.

EXECUTIVE COMPENSATION

The table below and footnotes thereto set forth in summary form information concerning the compensation awarded to, earned by, or paid for services rendered to SERENA in all capacities during the fiscal years ended January 31, 2003, 2002 and 2001 by our current President and Chief Executive Officer and our next four most highly compensated executive officers (Named Executive Officers) whose salary and bonus for fiscal 2003 exceeded $100,000. Other than the salary and bonus described in the table below, we did not pay any executive officer named in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of 10% of such executive officer’s salary and bonus during fiscal 2003. Bonus and commission figures for all fiscal years presented represent bonuses and commissions earned and paid in the fiscal year as well as bonuses and commissions earned in the fiscal year but paid in the following fiscal year.

Summary Compensation Table

	Annual Compensation				Long-term Compensation Awards	All Other Compensation
Name and Principal Position	Fiscal Year	Salary		Bonus (1)	Securities Underlying Options (#)	Matching 401(k) Contributions	Group Life Insurance Premiums	Misc.
Mark E. Woodward Director, President and Chief Executive Officer	2003 2002 2001	$300,000 250,000 200,000		$235,250 106,438 362,755	350,000 — 650,000	$1,833 8,467 7,175	$438 367 176	— — —

Robert I. Pender, Jr. Director, Vice President Finance and Administration, Chief Financial Officer	2003 2002 2001	225,000 192,000 178,200		192,325 70,125 261,600	275,000 — 327,500	7,478 6,843 7,119	316 181 150	— 240 —	(3)

L. Evan Ellis, Jr. Senior Vice President of Worldwide Operations	2003 2002 2001	208,000 125,000 —	(2)	189,180 75,000 —	75,000 400,000 —	5,282 — —	281 157 —	— — —

Michael Lindner Vice President of European Operations	2003 2002 2001	123,302 17,473 —	(2)	154,010 8,513 —	20,000 20,000 —	— — —	385 — —	4,065 632 —	(4) (4)

Kevin C. Parker Vice President, Research and Development	2003 2002 2001	171,500 165,000 150,000		79,335 19,600 119,900	80,000 — 127,500	8,022 6,850 7,092	215 188 114	— — —

(1)	In August 2001, in response to the general weakening of the worldwide economy and resulting slowdown in IT spending, the Company announced a restructuring plan that included, among other cost control initiatives, the elimination of cash bonus payments to senior executives in fiscal 2002 effective with the beginning of the second quarter of fiscal 2002.
(2)	Represents salary earned and paid in the fiscal year when the executive was not employed by SERENA for the entire fiscal year.
(3)	Represents professional dues paid by SERENA on behalf of the employee.
(4)	Represents car allowances paid by SERENA on behalf of the employee.

Option Grants During Last Fiscal Year

The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during fiscal 2003, including the potential realizable value over the 10 year term of the options based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent SERENA’s estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of SERENA common stock. In fiscal 2003, SERENA granted options to acquire up to an aggregate of 1,452,000 shares to employees and directors, 1,399,500 shares of which came under the Amended and Restated 1997 Stock Option and Incentive Plan and 52,500 shares of which came under the Amended and Restated 1999 Director Option Plan. All grants under both plans were at an exercise price equal to not less than the fair market value of SERENA’s common stock on the date of grant. Optionees may pay the exercise price by cash, check or delivery of already-owned shares of SERENA’s common stock. All options granted in fiscal 2003 under the Amended and Restated 1997 Stock Option and Incentive Plan and 37,500 options granted in fiscal 2003 under the Amended and Restated 1999 Director Option Plan vest over four years with 25% of the shares subject to option vesting on the first anniversary of the grant date, and the remaining option shares vesting ratably monthly thereafter. The remaining 15,000 options granted in fiscal 2003 under the Amended and Restated 1999 Director Option Plan vest over one year, with all the shares subject to the option vesting after one year.

	Number of Securities Underlying Options Granted	Percentage of Total Options Granted in Fiscal 2003	Average Exercise Price Per Share	Expiration Date	Potential Realizable Annual Rates of Stock Price Appreciation For Options Term
					5%	10%
Mark E. Woodward	350,000	24.1%	$13.076	8/14/12	$2,878,136	$7,293,762
Robert I. Pender, Jr.	275,000	18.9%	$12.894	8/14/12	$2,229,903	$5,651,012
L. Evan Ellis, Jr.	75,000	5.2%	$9.070	8/14/12	$427,806	$1,084,143
Michael Lindner	20,000	1.4%	$9.070	8/14/12	$114,081	$289,105
Kevin C. Parker	80,000	5.5%	$11.699	8/14/12	$588,582	$1,491,584

Aggregate Option Exercises During the Last Fiscal Year

And Fiscal Year-End Option Values

The following table sets forth certain information regarding stock options held as of January 31, 2003 by the Named Executive Officers. The “Value of Unexercised In-the-Money Options at January 31, 2003” is based upon the fair market value on January 31, 2003 of $14.849 per share, minus the per share exercise price, multiplied by the number of shares underlying the option. Some of the Named Executive Officers own restricted shares of SERENA common stock under the Amended and Restated 1997 Stock Option and Incentive Plan and those shares are not included in this table. See “Employment Agreement and Change in Control Arrangements.”

	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at January 31, 2003		Value of Unexercised In-the-Money Options at January 31, 2003
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark E. Woodward	—	$—	362,081	516,668	$292,722	$866,850
Robert I. Pender, Jr.	—	$—	163,626	343,231	$168,374	$731,062
L. Evan Ellis, Jr.	—	$—	123,332	326,668	$4,330	$500,540
Michael Lindner	—	$—	5,416	34,584	$—	$115,580
Kevin C. Parker	—	$—	67,374	117,500	$297,333	$288,950

Employment Agreements and Change in Control Arrangements

SERENA and Douglas D. Troxel, SERENA’s founder, Chief Technology Officer, Chairman of the Board and Director, are parties to an employment agreement that automatically renews each June unless Mr. Troxel is terminated for cause.

In February 2000, Mr. Woodward, Mr. Pender and Mr. Parker, each early exercised stock options for the purchase of 150,000 shares, 127,500 shares and 52,500 shares, respectively, of common stock at a purchase price of $19.33 per share under restricted stock purchase agreements. Each individual paid the purchase price for his shares in the form of recourse promissory notes secured by the purchased common stock. These promissory notes bear interest at the annual rate of 6.56%. SERENA holds repurchase options on unvested shares should the individual executive officers terminate their relationship with SERENA. These repurchase rights lapse with respect to one quarter of the shares subject to the agreements on the first anniversary of their hire date or grant date with repurchase rights on the remaining unvested shares lapsing ratably on a monthly basis over the succeeding three years, however the repurchase rights could lapse over two years depending on the earnings per share performance of the Company. As of March 31, 2003, all such repurchase rights have lapsed.

The Amended and Restated 1997 Stock Option and Incentive Plan provides that in the event of a merger or consolidation of SERENA with or into another corporation, a sale of substantially all of SERENA’s assets or certain other changes in control of SERENA, the right of SERENA to repurchase shares purchased pursuant to a restricted stock purchase agreement lapses. Additionally, in any of the events noted in the preceding sentence, the holders of stock options awarded under the Amended and Restated 1997 Stock Option and Incentive Plan shall have the right to exercise all of the shares of stock covered under the applicable option agreement, including shares which would not otherwise be exercisable.

Report of the Compensation Committee of the Board of Directors

Notwithstanding any statement to the contrary in any of SERENA’s previous or future filings with the Securities and Exchange Commission, the “Report of the Compensation Committee of the board of directors” and the “Company Performance” graph shall not be deemed “filed” with the Commission and shall not be incorporated by reference by any general statement incorporating this Proxy Statement into any such filings.

The Compensation Committee of the board of directors (the “Compensation Committee”) establishes the general compensation policies of SERENA and the compensation plans and the specific compensation levels for senior executives, including SERENA’s Chief Executive Officer.

General Compensation Philosophy

The primary objectives of SERENA’s executive compensation policies include the following:

•	To attract, motivate, and retain a highly qualified executive management team;

•	To link executive compensation to SERENA’s financial performance as well as to define individual management objectives established by the Compensation Committee;

•	To compensate competitively with the practices of similarly situated technology companies; and

•	To create management incentives designed to enhance stockholder value.

SERENA competes in an aggressive and dynamic industry and, as a result, believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and technical personnel, are key factors to SERENA’s future success. The Compensation Committee’s compensation philosophy seeks to align the interests of stockholders and management by tying compensation to SERENA’s financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options granted to employees through SERENA’s equity incentive programs.

Cash Compensation

SERENA seeks to provide cash compensation to its executive officers, including base salary and an annual cash bonus, at levels that are commensurate with cash compensation paid at similarly situated technology companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer’s performance and contribution to various individual, departmental, and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

The fiscal 2003 salaries and cash bonuses of each of the executive officers of SERENA were determined by the Compensation Committee of the board of directors, upon the recommendation of the Chief Executive Officer. In addition, cash bonuses for SERENA’s President and Chief Executive Officer and Chief Financial Officer were allocated from a bonus pool established by the board of directors based on overall SERENA earnings. Cash bonuses were also earned by operational vice presidents based on their divisional financial performance and the overall financial performance of SERENA.

Based on a review of proxy data and other relevant market data, the Compensation Committee believes that cash compensation paid to SERENA’s executive officers, including the Chief Executive Officer, was generally consistent with amounts paid to officers with similar responsibilities at similarly-situated software companies.

Equity-Based Compensation

Stock Options.    Stock options are periodically granted to provide additional incentive to executives and other employees to maximize long-term total return to SERENA’s stockholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of SERENA’s common stock increases above the exercise price, which is set at the fair market value of SERENA common stock on the date the option is granted. In addition, employees must remain employed with SERENA for a fixed period of time in order for the options to vest fully. Options generally vest over a four year period to encourage option holders to continue in the employ of SERENA.

All of the stock options granted to executives in the year ended January 31, 2003 were based on recommendations of the Compensation Committee and approved by the independent members of the board of directors. Option grants to employees were determined by the Compensation Committee or the full board of directors. In making its determination, the Compensation Committee intends to consider the executive’s position at SERENA, such executive’s individual performance, the number of options held (if any) and the extent to which such options are vested, and any other factors that the Compensation Committee may deem relevant.

Tax Deductibility of Executive Compensation

Section 162 of the Code limits the federal income tax deductibility of compensation paid to SERENA’s Chief Executive Officer and to each of the other four most highly compensated executive officers. SERENA may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on SERENA’s current compensation plans and policies and proposed regulations interpreting this provision of the Code, SERENA and the Compensation Committee believe that, for the near future, there is little risk that SERENA will lose any significant tax deduction for executive compensation.

Submitted by the Compensation Committee of the Company’s board of directors, Jerry T. Ungerman, J. Hallam Dawson and Gregory J. Owens.

Audit Committee Report

The Audit Committee of the SERENA Software, Inc. board of directors (the “Audit Committee”) was comprised of three independent directors in fiscal 2003 and operates under a written charter adopted by the Board (see Exhibit A). The members of the Audit Committee are Jerry T. Ungerman, J. Hallam Dawson and Gregory J. Owens (Mr. Owens was appointed on August 14, 2002).

The Audit Committee oversees SERENA’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee reviewed and discussed with the Company’s auditors, who are responsible for expressing an opinion on the conformity of SERENA’s audited financial statements with accounting principles generally accepted in the United States of America and with management, SERENA’s critical accounting policies, and the clarity of disclosures in the financial statements. The Audit Committee also discussed SERENA’s critical accounting policies with management and the Company’s auditors. In addition, the Audit Committee recommends to the Board the appointment of the Company’s auditors (KPMG LLP).

In this context, the Audit Committee has discussed with the Company’s auditors the overall scope and plans for the independent audit. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. Discussions about the Company’s audited financial statements included the auditors’ judgements about the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the auditors other matters required by Statement on Auditing Standards No. 61 Communication with Audit Committees, as amended by SAS No. 90 Audit Committee Communications.

The Company’s auditors provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed the auditors’ independence with management and the auditors. In addition, the Audit Committee considered whether the information technology and other non-audit consulting services provided by the auditors’ firm could impair the auditors’ independence and concluded that such services have not impaired the auditors’ independence.

Based on the Audit Committee’s discussion with management and the auditors and the Audit Committee’s review of the representation of management and the auditor’s report to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2003 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s board of directors, Jerry T. Ungerman, J. Hallam Dawson and Gregory J. Owens.

Principal Accountant Fees and Services

Fees paid to KPMG LLP firm were comprised of the following (in thousands):

Fiscal 2003 Financial Statement Audit and Quarterly Reviews	$149
Information system design & implementation services provided in fiscal 2003	none
All other services provided in fiscal 2003*	$233

*	Consists primarily of income tax consulting, planning and return preparation ($135,000); statutory audits ($40,000); and accounting advice ($58,000).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires SERENA’s officers and directors and persons who own more than 10% of a registered class of SERENA’s equity securities to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. Such officers, directors, and 10% stockholders are also required by applicable rules to furnish SERENA with copies of all Section 16(a) reports they file.

To the company’s knowledge, based solely upon review of the copies of such reports furnished to SERENA during the fiscal year ended January 31, 2003, no director, officer or beneficial holder of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

CERTAIN TRANSACTIONS

Not Applicable.

COMPANY PERFORMANCE

The following line graph compares the cumulative total return to stockholders on SERENA’s common stock since February 12, 1999. The graph compares stockholder return on SERENA’s common stock with the same cumulative total return on the JPMorgan H&Q Technology Index, the Nasdaq Stock Market—U.S. Index and the Research Data Group (RDG) Technology Composite Index. We have added the RDG Technology Composite Index as the JPMorgan H&Q Technology Index is no longer active. The information contained in the Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that SERENA specifically incorporates it by reference into such filing.

The graph assumes that $100 was invested on February 12, 1999 in SERENA’s common stock, in the JPMorgan H&Q Technology Index, in the Nasdaq Stock Market—U.S. Index and in the RDG Technology Composite Index and that all dividends were reinvested. No dividends have been declared or paid on SERENA’s common stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

SERENA Software, Inc.

Stock Price Performance

[February 12, 1999 (Inception)—January 31, 2003]

COMPARISON OF 48 MONTH CUMULATIVE TOTAL RETURN*

AMONG SERENA SOFTWARE, INC.,

THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX,

THE JP MORGAN H & Q TECHNOLOGY INDEX

AND THE RDG TECHNOLOGY COMPOSITE INDEX

*	$100 invested on 2/12/99 in stock or on 1/31/99 in index—including reinvestment of dividends.

Fiscal year ending January 31.

OTHER MATTERS

SERENA knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares, which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

For the Board of Directors

SERENA SOFTWARE, INC.

Vita A. Strimaitis

Secretary

Dated: May 23, 2003

Exhibit A

SERENA SOFTWARE, INC.

a Delaware corporation

Charter of the Audit Committee of the

SERENA Software, Inc. Board of Directors

I.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance and accounting.

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

•	Oversee compliance with applicable law, regulation and policy.

•	Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.	Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the Securities and Exchange Commission and NASDAQ. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. If one or more of the Audit Committee members are not designated a financial expert under the rules promulgated by the relevant authorities, then the committee will explain why no such expert has been designated. Audit Committee members shall be appointed by the Board. The Committee shall designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee shall meet regularly in executive session with the independent auditors.

III.	Audit Committee Responsibilities and Duties

Financial Reporting

1.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

2.	In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and

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the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

3.	Review with financial management and the independent auditors the company’s quarterly financial results prior to the release of earnings and/or the company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors.

Independent Auditors

4.	Establish the direct accountability of the independent auditors to the Audit Committee.

5.	Approve the selection, compensation, evaluation, and replacement of independent auditors; and pre-approve all fees and terms of audit and non-audit engagements, including the audit engagement letter.

6.	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

7.	Review the independent auditors audit plan—discuss scope, staffing, locations, reliance upon management, and general audit approach.

8.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and those matters required to be communicated to audit committees.

9.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

10.	Discuss with management and the independent auditors the management letter and responses.

Other Audit Committee Responsibilities

11.	Review at least annually with management the Company’s system of internal controls. Periodically review any issues or failures relating to that system of controls.

12.	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

13.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

14.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

15.	Establish, review, and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

16.	Periodically perform an assessment of Audit Committee performance.

17.	Review financial and accounting personnel succession planning within the Company.

18.	Review any director and officers’ related party transactions and potential conflicts of interest.

19.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

20.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

A-2

Exhibit B

SERENA SOFTWARE, INC.

a Delaware corporation

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

I.	PURPOSE

The purpose of the Compensation Committee of the Board of Directors of Serena Software, Inc., a Delaware corporation (the “Company”), shall be to review and make recommendations to the Board of Directors (the “Board”) of the Company regarding all forms of compensation and benefits to be provided to the executive officers of and directors of the Company and any subsidiaries of the Company, including stock compensation and to review and establish general policies relating to compensation and benefits of all employees, including all bonus and stock compensation to all employees. In addition, the Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board from time to time prescribes.

II.	STATEMENT OF PHILOSOPHY

The philosophy of the Compensation Committee is to provide compensation to the Company’s officers, directors and employees in such a manner as to attract and retain the best available personnel for positions with the Company, to provide incentives for such persons to perform to the best of their abilities for the Company and to promote the success of the Company’s business.

III.	MEMBERSHIP

The Compensation Committee shall consist of a minimum of two (2) directors as determined by the Board. Each member of the Compensation Committee shall be both (a) a “non-employee director” as the term is used by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and (b) an “outside director” as the term is used by Section 162(m) of the Internal Revenue Code of 1986, as amended. The members of the Compensation Committee are appointed by and serve at the discretion of the Board.

IV.	RESPONSIBILITIES

The responsibilities of the Compensation Committee include:

1.	Reviewing and making recommendations to the Board regarding the compensation policy for executive officers of and directors of the Company and such other officers of the Company as directed by the Board;

2.	Reviewing and making recommendations to the Board regarding all forms of compensation (including all “plan” compensation, as such term is defined in the instructions to Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the executive officers of the Company;

3.	Reviewing and making recommendations to the Board regarding general compensation goals and guidelines for the Company’s employees and the criteria by which bonuses to the Company’s employees are determined;

4.

Acting as Administrator (as defined therein) of the Company’s 1997 Stock Plan (the “Equity Incentive Plan”). In its administration of the Equity Incentive Plan, the Compensation Committee may, pursuant to authority delegated by the Board (i) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended, in compliance with Rule 16b-3 promulgated thereunder) and

B-1

(ii) amend such stock options or stock purchase rights. The Compensation Committee shall also make recommendations to the Board with respect to amendments to the Equity Incentive Plan and changes in the number of shares reserved for issuance thereunder;

5.	Reviewing and making recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

6.	Preparing the report to be included in the Company’s Proxy Statement which describes: (a) the criteria on which compensation paid to all executive officers, including the Chief Executive Officer, for the last completed fiscal year is based; (b) the relationship of such compensation to the Company’s performance; (c) the Compensation Committee’s executive compensation policies applicable to executive officers; and (d) a comparison of the Company’s compensation practices to the compensation practices of other leading companies in the industry; and

7.	Authorizing the repurchase of shares from terminated employees pursuant to applicable agreements and laws.

V.	MEETINGS

It is anticipated that the Compensation Committee will meet at least two (2) times each fiscal year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board in advance. At a minimum of one (1) of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

VI.	MINUTES

The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

VII.	REPORTS

The Compensation Committee will provide written reports to the Board regarding recommendations of the Compensation Committee submitted to the Board for action. These written reports will be incorporated as part of the minutes of the Board meetings at which such reports are presented.

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PROXY	SERENA SOFTWARE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark E. Woodward and Robert I. Pender, Jr., and either of them, as attorneys of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of SERENA Software, Inc., to be held at SERENA’s principal executive offices at 2755 Campus Drive, 3rd Floor, San Mateo, California, 94403 on June 27, 2003 at 2:00 p.m., local time, and at any adjournment or postponement thereof, with all the powers which the undersigned might have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated May 22, 2003, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned shares of stock represented by this Proxy and by filing this Proxy with the Secretary of the Corporation, gives notice of such revocation.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Δ    FOLD AND DETACH HERE    Δ

PLEASE MARK VOTES AS IN THIS EXAMPLE	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

1. ELECTION OF DIRECTORS	FOR	WITHHELD		FOR	WITHHELD		FOR	AGAINST	ABSTAIN

01 NOMINEE: Douglas D. Troxel	☐	☐	05 NOMINEE: Mark E. Woodward	☐	☐	2. To ratify the appointment of KPMG LLP as the Corporation’s independent auditors for the 2004 fiscal year	☐	☐	☐

02 NOMINEE: Robert I. Pender, Jr.	☐	☐	06 NOMINEE: Jerry T. Ungerman	☐	☐	In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come
03 NOMINEE: J. Hallam Dawson	☐	☐	07 NOMINEE: Gregory J. Owens	☐	☐	before the meeting and any adjournment(s) or postponement thereof.

04 NOMINEE: David G. DeWalt	☐	☐							.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO

DIRECTION IS INDICATED, WILL BE VOTED FOR THE LISTED

NOMINEES IN THE ELECTION OF DIRECTORS, AND FOR

THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS INDEPENDENT AUDITORS FOR THE 2004 FISCAL YEAR.

Signature: ________________________________ Date: _____________ Signature: ________________________________ Date: ______________ , 2003

Please date and sign exactly as your name or names appear hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles held by joint tenants or as community property, both should sign.

Δ    FOLD AND DETACH HERE    Δ